Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
Schedule of property and equipment net
	December 31, 2022	December 31, 2021
Bakery production equipment	$1,618,358	$1,333,182
Automobiles	85,149	65,471
Office equipment and furniture	596,579	509,426
Leasehold improvements	6,289,217	4,307,500
Construction in progress*	-	1,337,565
Subtotal	8,589,303	7,553,144
Less: accumulated depreciation	(2,717,528)	(2,105,426)
Property and equipment, net	$5,871,775	$5,447,718

*	The Company constructed a new central factory in Urumqi, Xinjiang, to expand the production capacity of its PRC Stores. The investment budget for the new central factory is approximately RMB18.1 million (approximately $2.6 million) after VAT deduction. The construction has two stages. The first stage includes: 1) construction and renovation that cost approximately RMB13.1 million (approximately $1.9 million); 2) installation of production equipment of approximately RMB1.4 million (approximately $0.2 million); and 3) miscellaneous projects of approximately RMB1.1 million (approximately $0.1 million). The first stage of the construction was completed in June 2022, and the Company started production in the new central factory in August 2022. The second stage is expected to start in the second half of 2023, and includes construction of two new production lines of approximately RMB2.5 million (approximately $0.4 million).